Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

BILL BARRETT CORPORATION,

AS BORROWER,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) executed effective as of September 30, 2014 (the “Effective Date”) is among BILL BARRETT CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), Lenders constituting the Majority Lenders under the Credit Agreement referred to below, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of March 16, 2010 (as amended to date and as the same may be further amended, modified or otherwise supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement, such amendment to be effective as of the Effective Date.

C. NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Total Debt” is hereby amended and restated in its entirety to read as follows:

“Total Debt” means, at any date, all Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis other than Debt described in clause (c) of the definition of “Debt”; provided, however, with respect to each period of four fiscal quarters ending on September 30, 2014, December 31, 2014 and March 31, 2015, if there are no Loans outstanding on such date of determination, “Total Debt” shall be net of the aggregate amount of unrestricted cash and cash equivalents in excess of $10,000,000 included in the cash and cash equivalents accounts that would be listed on the consolidated balance sheet of the Borrower and the Consolidated Subsidiaries on such date.

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date (the “Amendment Closing Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

3.1 The Administrative Agent shall have received from each of the Borrower, the Guarantors and the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

3.2 The Administrative Agent, the Arranger and the Lenders shall have received all fees and amounts due and payable on or prior to the Amendment Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

3.3 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

3.4 The representations and warranties of the Borrower and the Guarantors set forth in the respective Loan Documents to which such Persons are party shall be true and correct in all material respects on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such specified earlier date.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective, and shall deliver written notice of the Amendment Closing Date to Borrower, when the Administrative Agent has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. For the avoidance of doubt, this Second Amendment is a Loan Document.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party

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are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

4.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.4 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the Effective Date.

BORROWER:	BILL BARRETT CORPORATION

By:

	Name:	Robert W. Howard
	Title:	CFO

GUARANTOR:	BILL BARRETT CBM CORPORATION
CIRCLE B LAND COMPANY LLC
GB ACQUISITION CORPORATION
ELK PRODUCTION UINTAH, LLC
AURORA GATHERING, LLC

By:

	Name:	Robert W. Howard
	Title:	CFO

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.

By:

	Name:	Ryan Fuessel
	Title:	Authorized Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	JPMORGAN CHASE BANK, N.A.

By:

	Name:	Ryan Fuessel
	Title:	Authorized Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL

By:

Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:

Name:	Suzanne Ridenhour
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:

Name:	Alia Qaddumi
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Name:	Michael Winters
Title:	Vice President

By:

Name:	Kirk L. Tashjian
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:

Name:	Bruce E. Hernandez
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK

By:

Name:	Rhianna Disch
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A.

By:

Name:	Aidan Lanigan
Title:	Senior Vice President

By:

Name:	Puiki Lok
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A.

By:

Name:	Brian Hawk
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:

Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK

By:

Name:	Devin S. Eaton
Title:	Relationship Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK

By:

Name:	Chulley Bogle
Title :	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, N.A.
(formerly known as Bank of Oklahoma, N.A.)

By:

Name:	Parker Heikes
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:

Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:

Name:	Luke Syme
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA

By:

Name:	Michelle Latzoni
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTY BANK AND TRUST COMPANY

By:

Name:	Gail J. Nofsinger
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

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